UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2013

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 22, 2013, Offshore Group Investment Limited (“OGIL”), a wholly-owned subsidiary of Vantage Drilling Company (“Vantage”), entered into a Second Supplemental Indenture which added Vantage’s wholly-owned subsidiary, Vantage Driller VI Co (“VD VI Co.”), as an additional guarantor to OGIL’s existing indenture governing its 7.5% Senior Secured Notes dated as of October 25, 2012, as amended. On the same date, OGIL entered into a First Supplemental Indenture which added VD VI Co. as an additional guarantor to OGIL’s existing indenture governing its 7.125% dated as of March 28, 2013.

Further on May 22, 2013, VD VI Co. also entered into a joinder agreement joining it to the Term Loan Agreement dated as of October 25, 2012, among OGIL and Vantage Delaware Holdings, LLC, as Borrowers, the guarantors and lenders party thereto, Citibank N.A. as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Agent (the “2012 Term Loan”), whereby VD VI Co. agreed to guarantee the obligations under the 2012 Term Loan. On the same date, VD VI Co. entered into a joinder agreement joining it to the Term Loan Agreement dated as of March 28, 2013 among OGIL and Vantage Delaware Holdings, LLC, as Borrowers, the guarantors and lenders party thereto, Citibank N.A. as Administrative Agent, and Wells Fargo Bank, National Association as Collateral Agent (the “2013 Term Loan”), whereby VD VI Co. agreed to guarantee the obligations under the 2013 Term Loan.

Further, on May 22, 2013, VD VI Co. entered into a joinder agreement joining it to the Amended and Restated Credit Agreement dated as of March 28, 2013 among OGIL, Vantage, the subsidiary guarantors party thereto, and Royal Bank of Canada, as Administrative Agent, (the “Revolving Facility”) as amended, whereby VD VI Co. agreed to guarantee the obligations under the Revolving Facility.

Finally, on May 22, 2013, VD VI Co. entered into an amendment joining it to the Registration Rights Agreement dated as of March 28, 2013 (the “Registration Rights Agreement”), whereby VD VI Co. agreed to be named as an additional guarantor under the Registration Rights Agreement.

The foregoing description of the agreements filed herewith does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4 and the contents thereof are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

4.1	Second Supplemental Indenture dated as of May 22, 2013 among OGIL, Vantage, Vantage Driller VI Co., the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

4.2	First Supplemental Indenture dated as of May 22, 2013 among OGIL, Vantage, Vantage Driller VI Co., the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

10.1	Joinder Agreement dated as of May 22, 2013 between Vantage Driller VI Co. and Citibank, N.A. as administrative agent under the Term Loan Agreement dated October 25, 2012.

10.2	Joinder Agreement dated as of May 22, 2013 between Vantage Driller VI Co. and Citibank, N.A. as administrative agent under the Term Loan Agreement dated March 28, 2013.

10.3	Joinder Agreement dated May 22, 2013 executed by Vantage Driller VI Co. relating to the Revolving Facility dated as of March 28, 2013 as amended.

10.4	Amendment dated as of May 22, 2013 among Vantage Driller VI Co., Citigroup Global Markets Inc., and Jefferies LLC relating to the Registration Rights Agreement dated March 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2013

VANTAGE DRILLING COMPANY

/s/ Douglas G. Smith
Douglas G. Smith,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

4.1	Second Supplemental Indenture dated as of May 22, 2013 among OGIL, Vantage, Vantage Driller VI Co., the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

4.2	First Supplemental Indenture dated as of May 22, 2013 among OGIL, Vantage, Vantage Driller VI Co., the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

10.1	Joinder Agreement dated as of May 22, 2013 between Vantage Driller VI Co. and Citibank, N.A. as administrative agent under the Term Loan Agreement dated October 25, 2012.

10.2	Joinder Agreement dated as of May 22, 2013 between Vantage Driller VI Co. and Citibank, N.A. as administrative agent under the Term Loan Agreement dated March 28, 2013.

10.3	Joinder Agreement dated May 22, 2013 executed by Vantage Driller VI Co. relating to the Revolving Facility dated as of March 28, 2013 as amended.

10.4	Amendment dated as of May 22, 2013 among Vantage Driller VI Co., Citigroup Global Markets Inc., and Jefferies LLC relating to the Registration Rights Agreement dated March 28, 2013.